UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 6, 2018

(Date of earliest event reported)

GRIFFIN INDUSTRIAL REALTY, INC.

(Exact name of registrant as specified in charter)

Delaware	1‑12879	06‑0868496
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

641 Lexington Avenue, New York, New York (Address of principal executive offices)		10022 (Zip Code)
Registrant’s telephone number, including area code		(212) 218‑7910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[ ] Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[ ] Pre-commencement communications pursuant to Rule 13e‑49(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01        Regulation FD Disclosure

On November 6, 2018, Griffin Industrial Realty, Inc. (“Griffin” or the “Registrant”) updated its investor presentation (“Investor Presentation as of November 2018”) that was previously provided at its Annual Meeting of Stockholders on May 15, 2018.

A copy of the Investor Presentation as of November 2018 is furnished as Exhibit 99.1 to this Current Report on Form 8 K.

Item 9.01.       Financial Statements and Exhibits

Exhibit 99.1:  Griffin’s Investor Presentation as of November 2018 (attached hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN INDUSTRIAL REALTY, INC.

	By:	/s/Anthony J. Galici
Anthony J. Galici
Vice President, Chief Financial Officer and Secretary

Dated: November 6, 2018